UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2007

Crown Castle International Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16441 (Commission File Number)	76-0470458 (IRS Employer Identification Number)

510 Bering Drive
Suite 600
Houston, TX 77057
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Crown Castle International Corp. (“Company”) hereby amends its Form 8-K filed on January 17, 2007 as set forth in this Amendment No. 1 on Form 8-K/A to disclose the committees of the Company’s board of directors (“Board”) to which the recently appointed directors, Robert H. Niehaus and David C. Abrams, have been appointed.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) As previously disclosed on Form 8-K filed by the Company on January 17, 2007, in connection with the merger of Global Signal Inc. with and into a wholly owned subsidiary of the Company, Wesley R. Edens, Robert H. Niehaus and David C. Abrams have been appointed to the Board. On February 22, 2007, the Board appointed Robert H. Niehaus to the Compensation Committee of the Board and David C. Abrams to the Nominating & Corporate Governance Committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

Date: February 26, 2007	By:	/s/ E. Blake Hawk
Name: E. Blake Hawk
Title: Executive Vice President and General Counsel